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                                                                    EXHIBIT 23.1

                        CONSENT OF KPMG PEAT MARWICK LLP

    We consent to the use of our reports included herein and to reference to our firm under the heading "Experts" and "Selected Consolidated Financial and Operating Data".

                                          KPMG PEAT MARWICK LLP

Chicago, Illinois
October 8, 1996